Retirement Benefits - Components of Net Periodic Post Retirement Benefit Cost (Details) - Other Pension Plans, Defined Benefit - Northfield Bancorp, Inc. [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Defined Benefit Plan Disclosure [Line Items]
Interest cost	$ 53	$ 51	$ 53
Amortization of prior service credits	(19)	(19)	(19)
Amortization of unrecognized loss	7	9	4
Net periodic (income) benefit cost	$ 41	$ 41	$ 38